                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 2, 2005

                             HAWAIIAN HOLDINGS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                       1-31443              71-0879698
            --------                       -------              ----------
 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
     Incorporation) Number)                                   Identification

             12730 High Bluff Drive, Suite 180, San Diego, CA 92130
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 523-0171
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

On June 2, 2005, the Registrant issued the press release attached hereto as
Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1    Press Release Dated June 2, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2005

                                   HAWAIIAN HOLDINGS, INC.

                                   By:  /s/ Randall L. Jenson
                                      ---------------------------------
                                     Name:  Randall L. Jenson
                                     Title: Chief Financial Officer, Treasurer
                                            and Secretary

                                  EXHIBIT INDEX

99.1   Press Release Dated June 2, 2005.